Exhibit 10.44

[***] = Certain information in this document identified by brackets has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

AMENDMENT #3 TO
LICENSE AGREEMENT

This Amendment #3 to License Agreement is entered into the 6th day of April, 2017, between UNIVERSITY OF TENNESSEE RESEARCH FOUNDATION, having an office at 910 Madison Avenue, Suite 827, Memphis, Tennessee 38163 (“UTRF”), and GTx, Inc., a Delaware corporation located at 175 Toyota Plaza, 7th Floor, Memphis, TN 38103 (“LICENSEE”).

BACKGROUND

THE UNIVERSITY OF TENNESSEE RESEARCH FOUNDATION (“UTRF”) and LICENSEE entered into a License Agreement dated as of March 1, 2015 (“LICENSE AGREEMENT”) with respect to Selective Androgen Receptor Degraders (“SARDs”);

WHEREAS, the UT Contributors have developed new SARDs and disclosed the same to UTRF;

WHEREAS, UTRF and LICENSEE would like to amend and modify the LICENSE AGREEMENT to add the new material;

NOW THEREFORE, the parties agree that the LICENSE AGREEMENT is hereby amended, as follows:

DEFINITIONS. Article 1.7 is hereby deleted in its entirety, and the following is substituted in lieu thereof:

1.7 “Invention Disclosures” means UTRF file numbers [***], submitted to UTRF on [***], [***], submitted to UTRF on [***], [***], submitted to UTRF on [***], and [***], submitted to UTRF on [***].

APPENDIX A. Appendix A is hereby deleted in its entirety and Appendix A, attached hereto and made a part hereof, is substituted in lieu thereof.

ALL OTHER PROVISIONS shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

UNIVERSITY OF TENNESSEE		GTx, INC.
RESEARCH FOUNDATION

By:	/s/ Richard Magid	By:	/s/ Henry P. Doggrell

Name:	Richard Magid	Name:	Henry P. Doggrell

Title:	Vice President	Title:	Vice President, Chief Legal Officer

Date:	April 7, 2017	Date:	April 7, 2017

APPENDIX A to LICENSE AGREEMENT between

UNIVERSITY OF TENNESSEE RESEARCH FOUNDATION

and GTx, Inc.

LICENSED PATENTS

[***] (two pages omitted)

[***] = Certain information in this document identified by brackets has been omitted because it is both not material and would be competitively harmful if publicly disclosed.